Bear Stearns

September 8 - 9, 2004

Yellow Roadway Corporation

Who We Are

A leading transportation services provider that offers a full range of regional, national and international services for the movement of industrial, commercial and retail goods, primarily through centralized management and customer facing organizations.

A leading transportation services provider that offers a full range of regional, national and international services for the movement of industrial, commercial and retail goods, primarily through decentralized management and customer facing organizations.

Provides superior quality regional, next-day ground services through a network of facilities located primarily in the Northeastern U.S.

Roadway Express owns 100% of Reimer Express, located in Canada, that specializes in shipments into, across and out of Canada.

A non-asset-based global transportation management company that plans and coordinates the movement of goods throughout the world, providing customers a single source for transportation management solutions.

Yellow Roadway Corporation

What We Do

Exact Express®

Definite Delivery®

Standard Ground™

Standard Ground Regional Advantage

Standard Ground Truckload

Exhibit Services

Time Advantage®

Time Critical

Standard LTL

Volume Delivery

Special Shipping Services

Exhibit Transportation Services

International Forwarding & Customs Brokerage

Multi-Modal Brokerage Services

Domestic Forwarding & Expedited Services

Transportation Solutions & Technology Management

Day-Definite Guaranteed

Time-Definite Guaranteed

Pool Distribution/Consolidation

Trade Show Exhibit Transportation

Fast as Flite Expedited

Time-Critical Services

Exhibit Transportation Services

Yellow Roadway Corporation

What We Offer

Yellow Roadway offers its clients expansive resources

Over 50,000 employees

Over 800 service facilities

Over 18,000 tractors

Over 70,000 trailers

Over 550 technology professionals

Dedicated to the Yellow Roadway Core Purpose

Making global commerce work by connecting people, places and information.

Yellow Roadway Corporation

Less-than-Truckload Market Share

Revenue ($billions)

$0 $1 $2 $3 $4 $5 $6 $7

Yellow Roadway USF Con-Way Fed Ex Overnite ABF SCST ODFL Central

2003 results from company Form 10-Ks

Yellow Roadway Corporation

Large and Diverse Customer Base

Yellow Roadway Corporation

Independent Recognition

#1 In Our Industry - 2 Years In A Row

Yellow Roadway Corporation

3-Year Relative Stock Performance

Percentage Improvement

-6.8 23.4 35.6 45.8 53.0 104.8 142.8

S&P500 USFC UPS ABFS CNF FDX YELL

USFC = USF Corp; UPS = United Parcel Service; ABFS = Arkansas Best Corporation; CNF = CNF

Inc.; FDX = FedEx Corporation; YELL = Yellow Roadway Corporation

Results measured as of June 30, 2004

Yellow Roadway Corporation

Stock Performance Since Announcement of Roadway Acquisition

Roadway acquisition announced July 8, 2003

Deal closed December 11, 2003

$23 $30 $36 $34 $40 $43

Jun-03 Sep-03 Dec-03 Mar-04 Jun-04 Aug-04

Our stock price has increased over 80% since we announced the Roadway acquisition.

Yellow Roadway Corporation

Strategy Overview

10 15 20 25 30 35 40 45 50

Jan-99 Jan-00 Jan-01 Jan-02 Jan-03 Jan-04

Stock Price

New CEO

Spin Off SCS Transportation

Roadway Acquisition Announcement

Formation of Meridian IQ

Equity Offering

New Management Team

Roadway Acquisition Closed

5-Year Labor Agreement

Yellow Roadway Corporation

Roadway Acquisition Strategic Rationale

Growth

Significant resources, capabilities and market reach

Large customer bases with limited overlap

Enhanced Profitability

Leverage best practices opportunities

“Develop it once, use it twice”

The Right Partner

Continued investments in both companies’ brands

Operate networks separately

The Right Time

Both companies solidly profitable

Strengthening economy

Yellow Roadway Corporation

Synergy Update

$0 $100 $300 $200

2003 2004 2005 2006

Synergy Timeline

Run Rate Synergies at Year-End

(millions)

Examples:

Near-term synergies

Purchased transportation

Equipment and parts purchasing

Technology acquisition & licensing

Duplicate infrastructure

Best practices opportunities

Longer-term synergies

Network optimization

Common technology systems

Common equipment maintenance

Yellow Roadway Corporation

2004 Financial Performance

$6.1 billion

$6.7 billion

2003 Pro Forma 2004 Actual/Projected

Full year revenue +9%

$0.79 per share

$3.70 - $3.75 per share

2003 Pro Forma 2004 Actual/Projected

Full year EPS +370%*

Projected Actual

2004 results include actual through June 30 and projected from July 1 through December 31

*varies slightly due to 2004 EPS range

Yellow Roadway Corporation

Debt Reduction of Over $150 Million in 2004

48% 42% 38%

12/31/2003 6/30/2004 Est. 12/31/04

Debt to Capital Ratio

Convertible notes, $400

Roadway senior notes, $246

Term loan, $75

ABS, $57

Other, $13

Debt Composition at 6/30/04

Yellow Roadway Corporation

2004 Guidance

3rd quarter 2004

Earnings per share guidance increased

Updated EPS guidance $1.30 - $1.35 per share

Original EPS guidance $1.20 - $1.25 per share

Full year 2004

Consolidated revenue $6.7 billion

Earnings per share $3.70 - $3.75 per share

Cost synergies

$40 - $50 million during 2004

$80 - $100 million run rate by year end 2004

Longer-term objective of $300 million annually (5% of costs)

Yellow Roadway Corporation

Summary

Well positioned for a strong 2004 — and beyond

All business units are performing well

Sizeable cost synergies are available

We are focused on execution

Economic conditions are favorable

Yellow Roadway Corporation

Forward-Looking Statements

This presentation, and oral statements made regarding the subjects of this presentation, contains forwardlooking statements within the meaning of Section 27A of the Securities Act of 1933, as amended, and Section 21E of the Securities Exchange Act of 1934, as amended. The words “expect,” “projected,” “estimated,” “anticipated” and similar expressions are intended to identify forward-looking statements. It is important to note that the company’s actual future results could differ materially from those projected in such forwardlooking statements because of a number of factors, including (without limitation), inclement weather, price and availability of fuel, competitor pricing activity, expense volatility, ability to capture cost synergies, a downturn in general or regional economic activity, and labor relations, including (without limitation), the impact of work rules, any obligations to multi-employer health, welfare and pension plans, wage requirements and employee satisfaction. The expectations set forth in this presentation regarding achievement of annual synergies and achievement of debt reduction targets are only the parties’ expectations regarding these matters. Actual results could differ materially from these expectations depending on factors such as the ability of the company to identify and implement synergies and efficiencies in the time frame needed to achieve these expectations and the combined company’s actual capital needs.